UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2018

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2018, the Board of Directors (the Board) of Citigroup Inc. (Citigroup) elected Lew W. (Jay) Jacobs IV as a director, effective June 28, 2018. Mr. Jacobs served as the President and Managing Director at Pacific Investment Management Company LLC (PIMCO) from 2014 to 2017. In his last role prior to his promotion to President in 2014, Jay Jacobs served as Global Head of Human Resources at PIMCO. He retired from PIMCO in September 2017 after 19 years of service. He currently serves as an outside consultant to PIMCO.

The Board determined that Mr. Jacobs is independent in accordance with the director independence standards established under Citigroup’s Corporate Governance Guidelines, which are intended to comply with the New York Stock Exchange corporate governance rules, and all other applicable laws, rules and regulations. In addition, Mr. Jacobs was appointed to the Audit Committee, the Ethics and Culture Committee, and the Personnel and Compensation Committee.

Mr. Jacobs will receive compensation as a non-employee director in accordance with Citigroup’s non-employee director compensation practices described in “Proposal 1: Election of Directors – Directors’ Compensation” of Citigroup’s Annual Proxy Statement filed with the U.S. Securities and Exchange Commission on March 15, 2018.

There are no family relationships between Mr. Jacobs and any officer or other director of Citigroup or any related party transactions involving Mr. Jacobs and Citigroup. There is no arrangement or understanding between Mr. Jacobs and any other person pursuant to which he was selected as a director. In addition, Mr. Jacobs has never been employed at Citigroup or any of its subsidiaries.

A copy of Citigroup’s press release relating to the election of Mr. Jay Jacobs as a director is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number
99.1	Citigroup’s Press Release dated June 29, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: July 2, 2018	By:	/s/ Rohan Weerasinghe
Name: Rohan Weerasinghe Title: General Counsel and Corporate Secretary